UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2021

MANNING & NAPIER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35355	45-2609100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

290 Woodcliff Drive, Fairport, New York 14450

(Address of principal executive offices and zip code)

(585) 325-6880

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	MN	New York Stock Exchange
Common Stock Purchase Rights	MN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 16, 2021, Manning & Napier, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders. There were 16,972,523 shares of Class A common stock entitled to be voted as of April 21, 2021, the record date for the Annual Meeting. At the Annual Meeting, 15,464,717 shares of Class A common stock were present in person or by proxy, thus constituting a quorum at the Annual Meeting.

The following are the final voting results on proposals considered and voted upon at the Annual Meeting. These final voting results replace the preliminary results announced by the Inspector of Election from Mediant Communications, Inc. at the Company’s Annual Meeting.

At the Annual Meeting, the Company’s stockholders elected the six nominees listed below to serve as directors until the 2022 Annual Meeting of Stockholders or until their successors shall have been elected and qualified. The final voting results for the election of directors, with 2,616,974 broker non-votes, were as follows:

Nominee	Votes For	Votes Withheld
Richard S. Goldberg	11,231,287	1,616,456
Barbara Goodstein	10,913,576	1,934,167
Lofton Holder	12,214,694	633,049
Kenneth A. Marvald	11,115,069	1,732,674
Marc O. Mayer	12,045,139	802,604
Edward J. Pettinella	11,571,050	1,276,693

The final voting results for all other matters voted on at the Annual Meeting were as follows:

•

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accountants for the Company’s fiscal year ending December 31, 2021 was approved, with the Company receiving 15,259,595 votes for approval and 90,409 votes against approval, with 114,713 votes abstaining. There were no broker non-votes on this proposal.

•

The non-binding advisory vote regarding the compensation of the Company’s named executive officers was approved, with the Company receiving 9,300,380 votes for approval and 2,630,841 votes against approval, with 916,522 votes abstaining and 2,616,974 broker non-votes.

•

The non-binding advisory vote regarding the frequency of the advisory vote approving compensation of the Company’s named executive officers received 11,985,629 votes for approval every one year, 2,772 votes for approval every two years and 732,583 votes for approval every three years, with 126,759 votes abstaining and 2,616,974 broker non-votes. Accordingly, the Company’s stockholders approved the annual, or every one year, option.

•

The vote regarding the 2021 Stock Incentive Plan of the Company was not approved, with the Company receiving 6,387,201 votes for approval and 5,480,981 votes against approval, with 979,561 votes abstaining and 2,616,974 broker non-votes.

No other business was transacted at the annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Manning & Napier, Inc.

Date: June 17, 2021	By:	/s/ Sarah C. Turner
Name: Sarah C. Turner Title: Corporate Secretary